                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                ROBERT A. BELFER
                                                Robert A. Belfer

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 1994.




                                                NORMAN P. BLAKE, JR.
                                                Norman P. Blake, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.


                                                JOHN H. DUNCAN
                                                John H. Duncan

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                JOE H. FOY
                                                Joe H. Foy

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set her hand this 3rd day of May, 1994.



                                                WENDY L. GRAMM
                                                Wendy L. Gramm

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                ROBERT K. JAEDICKE
                                                Robert K. Jaedicke

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                RICHARD D. KINDER
                                                Richard D. Kinder

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                KENNETH L. LAY
                                                Kenneth L. Lay

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                CHARLES A. LeMAISTRE
                                                Charles A. LeMaistre

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                JOHN A. URQUHART
                                                John A. Urquhart

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                CHARLS E. WALKER
                                                Charls E. Walker

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Second Preferred Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, and Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 3rd day of May, 1994.




                                                HERBERT S. WINOKUR, JR.
                                                Herbert S. Winokur, Jr.